UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2008
DR PEPPER SNAPPLE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33829 (Commission File Number)	75-3258232 (I.R.S. Employer Identification No.)

5301 Legacy Drive, Plano, Texas 75204
(Address of principal executive offices and zip code)
(972) 673-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     Dr Pepper Snapple Group, Inc. (the “Company”) entered into the following agreements, each dated as of May 1, 2008, with Cadbury Schweppes plc (“Cadbury Schweppes”) (and solely for certain provisions set forth in certain of such agreements, Cadbury plc) to effect the transfer of Cadbury Schweppes’ beverages business in the United States, Canada, Mexico and the Caribbean to the Company in connection with the Company’s separation from Cadbury Schweppes:
•	Separation and Distribution Agreement

•	Transition Services Agreement

•	Tax Sharing and Indemnification Agreement

•	Employee Matters Agreement
     A summary of certain material features of the agreements can be found in the section entitled “Our Relationship with Cadbury plc After the Distribution — Description of Various Separation and Transition Arrangements” in the Company’s Information Statement, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 28, 2008, and is incorporated herein by reference. The summary is qualified in its entirety by reference to the complete terms and conditions of the Separation and Distribution Agreement, Transition Services Agreement, Tax Sharing and Indemnification Agreement and Employee Matters Agreement, attached hereto as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, each of which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit
Number	Description

2.1	Separation and Distribution Agreement between Cadbury Schweppes plc and Dr Pepper Snapple Group, Inc. and, solely for certain provisions set forth therein, Cadbury plc, dated as of May 1, 2008.

10.1	Transition Services Agreement between Cadbury Schweppes plc and Dr Pepper Snapple Group, Inc., dated as of May 1, 2008.

10.2	Tax Sharing and Indemnification Agreement between Cadbury Schweppes plc and Dr Pepper Snapple Group, Inc. and, solely for the certain provision set forth therein, Cadbury plc, dated as of May 1, 2008.

10.3	Employee Matters Agreement between Cadbury Schweppes plc and Dr Pepper Snapple Group, Inc. and, solely for certain provisions set forth therein, Cadbury plc, dated as of May 1, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DR PEPPER SNAPPLE GROUP, INC.

Date: May 2, 2008	By:	/s/ James L. Baldwin, Jr.

		Name:	James L. Baldwin, Jr.
		Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Separation and Distribution Agreement between Cadbury Schweppes plc and Dr Pepper Snapple Group, Inc. and, solely for certain provisions set forth therein, Cadbury plc, dated as of May 1, 2008.

10.1	Transition Services Agreement between Cadbury Schweppes plc and Dr Pepper Snapple Group, Inc., dated as of May 1, 2008.

10.2	Tax Sharing and Indemnification Agreement between Cadbury Schweppes plc and Dr Pepper Snapple Group, Inc. and, solely for the certain provision set forth therein, Cadbury plc, dated as of May 1, 2008.

10.3	Employee Matters Agreement between Cadbury Schweppes plc and Dr Pepper Snapple Group, Inc. and, solely for certain provisions set forth therein, Cadbury plc, dated as of May 1, 2008.